Exhibit 32.1


                              PACKETPORT.COM, INC.
                     CERTIFICATIONS PURSUANT TO SECTION 906
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Packetport.com, Inc., a Nevada corporation (the "Company"), on Form 10K for the year ended January 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Ronald A. Durando, Chief Executive Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ronald A. Durando

Name: Ronald A. Durando
Chief Executive Officer

Date:  July 13, 2004


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Exhibit 32.1


                              PACKETPORT.COM, INC.
                     CERTIFICATIONS PURSUANT TO SECTION 906
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Packetport.com, Inc., a Nevada corporation (the "Company"), on Form 10K for the year ended January 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Gustave T. Dotoli, Chief Executive Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


s/ Gustave T. Dotoli
Name: Gustave T. Dotoli
Chief Financial Officer

Date:  July 13, 2004